AGREEMENT


     AGREEMENT made as of the ___ day of October, 1996 by and between ALLEGRO NEW MEDIA, INC., a Delaware corporation (hereinafter called the "Company") and MARK E. LEININGER, an individual residing at 27 Liberty Street, Ridgewood, New Jersey 07450 (hereinafter called the "Employee").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to continue to employ the Employee, and the Company acknowledges that its entering into this agreement is a condition to the Employee's willingness to continue such employment; and

     WHEREAS, Employee desires to continue to be employed by the Company, and the Employee acknowledges that his entering into this agreement is a condition to the Company's willingness to continue such employment;

     NOW, THEREFORE, it is agreed as follows:

     1. Prior Agreements Superseded. This Agreement supersedes any employment or consulting agreements, oral or written, entered into between Employee and the Company prior to the date of this Agreement.

     2.   Confidential Information.

     (a) In the course of Employee's employment by the Company, Employee will have access to and possession of valuable and important confidential or proprietary data or information of the Company, its subsidiaries and affiliates (for purposes of this Section 2 and Section 3 of this Agreement referred to collectively as the "Company") and their operations. Employee will not during Employee's employment by the Company or at any time thereafter divulge or communicate to any person nor shall Employee direct any employee, representative or agent of the Company to divulge or communicate to any person or entity (other than to a person or entity bound by confidentiality obligations similar to those contained herein and other than as necessary in performing Employee's duties hereunder) or use to the detriment of the Company or for the benefit of any other person or entity, including without limitation any competitor, supplier, licensor, licensee or customer of the Company, any of such confidential or proprietary data or information or make or remove any copies thereof, whether or not marked or otherwise identified as "confidential" or "secret." Employee shall take all reasonable precautions in handling the confidential or proprietary data or information within the Company to a strict need-to-know basis and shall comply with any and all security systems and measures adopted from time to time by the Company to protect the confidentiality of confidential or proprietary data or information.

     (b) The term "confidential or proprietary data or information" as used in this Agreement shall mean information not generally available to the public, including, without limitation, all database information, personnel information, financial information, customer lists, account lists or other account information, names, telephone numbers or addresses, supplier lists, trade secrets, patented or proprietary information, forms, information regarding operations, systems, methods, financing, services, know how, computer and any other processed or collated data, computer programs, pricing, marketing and advertising data of the Company.

     (c) Employee will at all times promptly disclose to the Company in such form and manner as the Company may reasonably require, any inventions, improvements or procedural or methodological innovations, including without limitation relating to programs, methods, forms, systems, services, designs, marketing ideas, products or processes (whether or not capable of being trademarked, copyrighted or patented) conceived or developed or created by Employee during or in connection with Employee's employment hereunder and which relate to the business of the Company ("Intellectual Property"). Employee agrees that all such Intellectual Property shall be the sole property of the Company, as the case may be. Employee further agrees that Employee will execute such instruments and perform such acts as may reasonably be requested by the Company to transfer to and perfect in the Company all legally protectable rights in such Intellectual Property.

     (d) All written materials, books, records and documents made by Employee or coming into Employee's possession during Employee's employment by the Company concerning any products, processes or equipment manufactured, used, developed, investigated, purchased, sold or considered by the Company or otherwise concerning the business or affairs of the Company, including without limitation any files, customer records such as names, telephone numbers and addresses, lists, firm records, brochures and literature, shall be the sole property of the Company, shall not be removed from the Company's premises by the Employee, and upon termination of Employee's employment by the Company, or upon request of the Company during Employee's employment by the Company, Employee shall promptly deliver the same to the Company. In addition, upon termination of Employee's employment by the Company, Employee will deliver to the Company all other Company property in Employee's possession or under Employee's control, including, but not limited to, financial statements, marketing and sales data, customer and supplier lists, account lists and other account information, database information and other documents, and any Company credit cards.

     (e) The Employee acknowledges that the covenants contained in this Section 2 are fair and reasonable in order to protect the Company's business and were a material and necessary inducement for the Company to agree to the terms of this Agreement. The Employee further acknowledges that any remedy at law for any breach or threatened or attempted breach of the covenants contained in this
Section 2 may be inadequate and that the violation of any of the covenants contained in this Section 2 will cause irreparable and continuing damage to the Company. Accordingly, the Company shall be entitled to specific performance or any other mode of injunctive and/or other equitable relief to enforce their rights hereunder, including without limitation an order restraining any further violation of such covenants, or any other relief a court might award, without the necessity of showing any actual damage or irreparable harm or the posting of any bond or furnishing of other security, and that such injunctive relief shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. The covenants in this Section 2 shall run in favor of the Company, and its successors and assigns. In addition, the Employee agrees to pay the Company the costs it incurs, including reasonable attorneys' fees and expenses, in bringing and prosecuting any proceeding to enforce the terms of this Agreement.

     (f) The provisions of this Section 2 shall survive the termination of this Employment Agreement.

     3.   Non-Competition.

     (a) During the term of this Agreement and, other than with respect to clause (i) below, for one year thereafter (the "Restricted Period"), the Employee shall not, without the written consent of the Company, directly or indirectly,

     (i) become  associated  with,  render  services to,  invest in,  represent, advise or otherwise participate in as an officer, employee, director, stockholder, partner, promoter, agent of, consultant for or otherwise, any business which is conducted in any of the jurisdictions in which the Company's or Allegro's business is conducted and which is competitive with the business productivity or visual communications computer software business;

     (ii) for the Employee's own account or for the account of any other person or entity (A) interfere with the Company's relationship with any of its suppliers, material customers, accounts, brokers, representatives or agents or
(B) contact, telephone, meet, solicit or transact any business with any material customer, account or supplier of the Company who or which transacts or has transacted business with the Company at any time during the term of this Agreement; or

     (iii) employ or otherwise engage, or solicit, entice or induce on behalf of the Employee or any other person or entity, the services, retention or employment of any person who has been an employee, principal, partner, stockholder, sales representative, trainee, consultant to or agent of the Company within one year of the date of such offer or solicitation.

     (b) Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available to it for such violation, including but not limited to any injunctive or other equitable relief or the recovery of damages from the Employee.

     (c) The Employee acknowledges that the covenants contained in this Section 3 are fair and reasonable in order to protect the Company's business and were a material and necessary inducement for the Company to agree to the terms of this Agreement. The Employee further acknowledges that any remedy at law for any breach or threatened or attempted breach of the covenants contained in this
Section 3 may be inadequate and that the violation of any of the covenants contained in this Section 3 will cause irreparable and continuing damage to the Company. Accordingly, the Company shall be entitled to specific performance or any other mode of injunctive and/or other equitable relief to enforce its rights hereunder, including without limitation an order restraining any further violation of such covenants, or any other relief a court might award, without the necessity of showing any actual damage or irreparable harm or the posting of any bond or furnishing of other security, and that such injunctive relief shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. The covenants in this Section 3 shall run in favor of the Company and its successors and assigns. In addition, the Employee agrees to pay the Company the costs they incur, including reasonable attorneys' fees and expenses, in bringing and prosecuting any proceeding to enforce the terms of this Agreement.

     (d) In case any one or more of the terms or  provisions  contained  in this
Section 3 shall for any reason be held invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other terms or provisions hereof, but such term or provision shall be deemed modified or deleted as or to the extent required by applicable law, and such modification or deletion shall not affect the validity of the other terms or provisions of this
Section 3. In addition, if any one or more of the restrictions contained in this
Section 3 shall for any reason be held to be unreasonable with regard to time, duration, geographic scope or activity, the parties contemplate and hereby agree that such restriction shall be modified and shall be enforced to the full extent compatible with applicable law. The parties hereto intend that the covenants contained in this Section 3 shall be deemed a series of separate covenants for each country, state, county and city. If, in any judicial proceeding, a court shall refuse to enforce all the separate covenants deemed included in this
Section 3 because, taken together, they cover too extensive a geographic area, the parties intend that those of such covenants (taken in order of the cities, counties, states and countries therein which are lease populous) which if eliminated would permit the remaining separate covenants to be enforced in such proceeding shall, for the purpose of such proceeding, be deemed eliminated from the provisions of this Section 3.

     (e) The provisions of this Section 3 shall survive the termination of this Employment Agreement.

     4. Change of Control. (a) In the event there shall be a Change in present Control of the Company, as hereinafter defined, or in any person directly or indirectly presently controlling the Company, as hereinafter defined, Employee shall have the option, exercisable within six (6) months of his becoming aware of such event, to terminate this Agreement forthwith. Upon such termination, or if the Employee's employment by the Company has been terminated by the Company within six (6) months prior to such Change in Control or if the Employee's employment is terminated by the Company within one year after such Change in Control other than "for cause" (as defined below), (i) Employee shall have the right to receive payment from the Company of an amount equal to three times the average of the total annual cash compensation paid to the Employee during the immediately preceding five (5) full fiscal years, less $1.00 and (ii) all options and other awards under the Company's 1994 Long-Term Incentive Plan or otherwise shall become immediately exercisable or vested, as the case may be. Such amount shall be paid at the time of such termination.

     (b) For purposes of this Agreement, a Change in Control of the Company, or in any person directly or indirectly controlling the Company, shall mean:

     (i) a Change in Control as such term is presently defined in Regulation 240.12b-2 under the Securities Exchange Act of 1934 ("Exchange Act"); or

     (ii) if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or any "person" who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) of the voting power of the Company's then outstanding securities; or

     (iii) if during any period of two (2) consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director who is not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period.

     (c) For the purposes of this agreement, "for cause" shall mean; (i) any act of fraud or embezzlement materially adversely affecting the financial, market, reputation or other interests of the Company, its subsidiaries or any of their affiliates, (ii) in the event of a conviction of the Employee for any crime of moral turpitude or any knowing violation of any federal or state securities law or regulation, (iii) failure to perform Employees duties hereunder, (iv) any material breach by the Employee of this Agreement, or (v) the death of the Employee.

     5. Consolidation or Merger. In the event of any consolidation or merger of the Company into or with any other corporation during the term of this Agreement which is not subject to Sectin 4 above, or the sale of all or substantially all of the assets of the Company to another corporation, person or entity during the term of this Agreement, the successor or surviving corporation or purchaser of such assets, as the case may be, shall assume this Agreement and become obligated to perform all of the terms and provisions hereof applicable to the Company, and Employee's obligations hereunder shall continue in favor of such successor corporation.

     6. Notices. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company in writing and delivered or mailed by certified or registered mail to its offices at 3 Oak Road, Fairfield, New Jersey 07004, or such other address as the Company may hereafter designate. Any notice to be given to Employee hereunder shall be delivered or mailed by certified or registered mail to him at: 27 Liberty Street, Ridgewood, New Jersey 07450 or such other address as he may hereafter designate.

           7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company, and unless clearly inapplicable, all references herein to the Company shall be deemed to include any such successor. In addition, this Agreement shall be binding upon and inure to the benefit of the Employee and his heirs, executors, legal representatives and assigns; provided, however, that the obligations of Employee hereunder may not be delegated without the prior written approval of the Board of Directors of the Company.

     8. Amendments. This Agreement may not be altered, modified, amended or terminated except by a written instrument signed by each of the parties hereto.

     9. Applicable Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New Jersey, without regard to conflicts of laws.

     10. No Right to Employment. This Agreement shall not be construed to grant to the Employee any right to continue to be employed by the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                 ALLEGRO NEW MEDIA, INC.


                                                    /s/Barry A. Cinnamon
                                                 By:-------------------------
                                                   Barry A. Cinnamon
                                                   President


                                                    /s/Mark E. Leininger
                                                 ----------------------------
                                                 MARK E. LEININGER